EXHIBIT 10.18

Rayonier Advanced Materials Inc. Excess Savings and Deferred Compensation Plan (“the Plan”)

2015 Excess Base Salary and Bonus Deferral Agreement	(Due Date: December 15, 2014)
NAME (Last, First, Middle Initial)
«Last_Name», «FirstName», «Initial»

Carefully review the contents of your enrollment package before completing this AGREEMENT.

Return the signed original to:

Karen Herzog, Sr. Manager, Global Compensation
Rayonier Advanced Materials
1301 Riverplace Boulevard
Jacksonville, Florida 32207

Keep a copy for your records. We must receive your signed completed AGREEMENT by December 15, 2014, for you to participate in the Plan.

BASE DEFERRAL ELECTION

I irrevocably elect to defer ___________ percentage of my 2015 base salary.

FORM AND TIMING OF DISTRIBUTION

I elect that my benefits under the Plan be paid in the following form:

❒ Lump Sum	❒ Annual Installments for _________ years (not to exceed 15)
(Number)

I elect that my benefits under the Plan be distributed as follows (not earlier than January 2017):

❒ The month and year of _____/_____ ❒ Upon termination of employment

BONUS DEFERRAL ELECTION

I irrevocably elect to defer ___________ percentage or ___________ dollar amount of my 2015 bonus payable in 2016.

FORM AND TIMING OF DISTRIBUTION

I elect that my benefits under the Plan be paid in the following form:

❒ Lump Sum	❒ Annual Installments for _________ years (not to exceed 15)
(Number)

I elect that my benefits under the Plan be distributed as follows (not earlier than January 2017):

❒ The month and year of _____/_____ ❒ Upon termination of employment

EXHIBIT 10.18

BENEFICIARY DESIGNATION

I understand that if I die before the payment date I select, a lump sum payment will be made to my designated beneficiary(ies). I further understand that if I die after payments have commenced but before I receive the number of installment payments I select, the remaining payments will be made in a lump sum to my designated beneficiary(ies).

I understand that if no beneficiary is designated or no designated beneficiary survives me, if I am a married participant, the beneficiary will be my surviving spouse and, if I am an unmarried participant, the beneficiary will be as I have designated under the Rayonier Advanced Materials Salaried Life Insurance Plan. However, if no such beneficiary has been designated or if such life insurance benefits have been assigned, the beneficiary will be my estate. I further understand that I may change my beneficiary(ies) at any time.

I designate as my beneficiary(ies) the party(ies) listed below if such party(ies) is (are) living at the date of my death. (You may name a trust or estate.)

%	Name	Address	Social Security No.

I have read and agree to all of the provisions of the Rayonier Advanced Materials Inc. Excess Savings and Deferred Compensation Plan as provided and the accompanying Question & Answer Summary and I specifically understand the following:

1.    My deferral election is irrevocable.

2.    This Plan is unfunded and my rights thereunder will be no greater than those of a general unsecured creditor of the Company.

3.    My rights under the Plan are not assignable.

_________________________________________________________        _________________________
«Legal_Name»        Date